LEASE DATED DECEMBER 1997
                                   BETWEEN
                         JESSE Y. SAYEGH, (LANDLORD)
                                     AND
                      CCC BELLEVUE CINEMA CORP, (TENANT)


1. LEASED PREMISES. Subject to the exception and exclusions set forth below, the leased premises, also referred to hereunder as The theatre premises" or just "the premises," shall consist of the entire building known as 260 Bellevue Avenue, Upper Montclair, New Jersey, EXCEPT THAT the leased premises shall not include leased store space (currently rented out to a third party) on the ground floor and space on the second floor above it served by a separate front entrance. In addition the leased premises shall include the basement of the building but shall not include the basement space serving the aforementioned excluded store space.

2. EASEMENTS, ACCESS, AND COMMON AREAS. The leased premises shall be subject to whatever easements, access, or common area requirements are reasonably required to preserve the character and rentability of said excluded lease store space. The tenant's possession and use of the leased premises shall also be subject to all public and private easements or rights of way, whether recorded or not, as have been established by normal course use with respect to the sidewalks, driveways and exterior portions of the building and the land, paved or otherwise, on which the leased premises is located, all of which exterior elements shall hereinafter be referred to as "the exterior of the premises."

3. EXTERIOR OF THE PREMISES. The landlord shall retain possession and control of the exterior of the premises and shall repair and maintain same, including painting and snow and ice removal, at a cost to be allocated to all the tenants of the building, as is also set forth herein elsewhere, EXCEPT that tenant shall repair and maintain at its own expense the marquee and any other signs it is otherwise permitted hereunder.

4. TENANT'S PROPERTY. The tenant shall retain the ownership of the tangible personal property used by tenant in the operation of its business at the leased premises, which property is agreed generally to consist of the movie theatre equipment attached or affixed in some manner to the building, and to include the seats, screens, projection booth equipment, and concession stand counters and equipment, together with such other tangible personal property as tenant owns and uses in the theatre operation not in any way affixed or attached to the building, all of which shall be referred to as in general as "tenant's theatre equipment and fixtures." It is further agreed that the tenant's theatre equipment and fixtures shall not include the building outdoor marquee or any other exterior signs. The tenant shall be free at all times hereunder to pledge, assign, or otherwise hypothecate its theatre


                                Page 1                                  12/11/97
      equipment and fixtures and otherwise deal with same subject to its other obligations hereunder as to use, maintenance, alterations, and the continuous operation of the theatre, all as is otherwise set forth hereinafter.

5. LANDLORD'S PROPERTY. Notwithstanding the above and notwithstanding tenant's rights to the possession and use of same and its repair and restoration obligations with respect to same, all as is set forth hereinelsewhere, it is agreed that the landlord shall at all times hereunder retain the ownership of all building fixtures, components, and systems not described above as tenant's property, including but not limited to all heating, air conditioning, ventilation, plumbing, restroom fixtures, and electric system components, and also including all building improvements such as walls, doors, and theatre flooring and including the theatre outdoor marquee and any other exterior signs, and that no pledge, assignment, or other hypothecation permitted above for tenant's theatre equipment and fixtures shall be deemed to or permitted to include or create any lien or encumbrance on the aforesaid property of landlord.

6. PRORATA SHARE OF BUILDING COSTS. It is specifically agreed for purposes of allocating any common area costs, exterior building maintenance, property taxes, insurance, and any other charges called for hereunder to be allocated between the tenant and any other tenants of the building, (hereinafter also referred to as "building costs") that the theatre tenant hereunder will be responsible for 94.8% (ninety-four point eight percent) of building costs as are incurred by the landlord, the details of which are set forth hereinelsewhere below. The 94.8% (ninety-four point eight percent) set forth above shall hereinafter also be referred to as "the tenant's prorate share."

7. USE. The leased premises shall be used and occupied only and for no other purpose than as a theater for the presentation of performances on film. Tenant shall not exhibit any X-rated motion pictures at the leased premises. In addition the tenant shall be permitted, but only through its own employees for its own account, to sell candies, confections, beverages, popcorn, food products, souvenir programs, souvenir books, cigarettes and tobacco (if permitted by law) and such merchandise, novelties, records, compact disks, videos, and tapes on or from the premises, but only incidental to the exhibition of motion pictures. In addition the tenant shall be permitted, but only through its own employees for its own account, to use the premises for private parties, but only incidental to the exhibition of motion pictures. In addition the tenant shall be permitted, but only through its own employees for its own account, to sell on screen or on premises advertising to third parties.

8. FIXED MINIMUM RENT. The tenant agrees to pay a fixed minimum rent, also called "base rent," in the annual totals and the monthly payment amounts, as appear below as part of paragraph 6 of this rider. All fixed minimum rents and any other rent due hereunder are payable, unless stated otherwise hereunder, in advance upon the first day of each calendar month of the tenancy at the office of the landlord, or such other place as the landlord may from time to time designate. All rents of any kind due hereunder are payable without set-off or deduction of any kind.


                                Page 2                                  12/11/97

9. ADDITIONAL PERCENTAGE RENT. The tenant also agrees to pay to landlord as rent, in addition to the foregoing fixed rent, a percentage rent equal to 10% (ten percent) of the annual gross sales (as defined below) of the leased premises in excess of the base gross sales amounts, payable annual, all as is set forth below: Annual gross sales used as the base gross sales amounts shall also be referred to as the gross sales "breakpoint."


FIRST 5 YEARS:

Number of    On Lease     Fixed "Base"  Fixed "Base"   Gross sales
Lease year  year ending      rent          rent       base for %rent % rent over
completed   November 30    (Annual)     (Monthly)     ("Breakpoint")     base
---------   -----------    --------     ---------     --------------     ----
   1          1998         $100,000       $8,333.33       $1,000,000      10%

   2          1999         $100,000       $8,333.33       $1,000,000      10%

   3          2000         $100,000       $8,333.33       $1,000,000      10%

   4          2001         $100,000       $8,333.33       $1,000,000      10%

   5          2002         $100,000       $8,333.33       $1,000,000      10%



SECOND 5 YEARS (BEGINNING DECEMBER 1, 2002 AND ENDING NOVEMBER 30, 2007.)

The fixed annual and monthly rent for the second five years will be equal respectively to the average annual and monthly total rent (base and percentage rent) paid over the first 5 years, so that, by way of example, if the actual annual gross sales were $1,100,000 each year of the first 5 years, then the base annual rent for the second 5 years would be $110,000 and the gross sales base for percentage rent for the second five years will be $1,100,000. If, to change the above example slightly, the sales in the 5th year were $1,600,000 instead of $1,100,000, then the base annual rent in the second 5 years would be $120,000 and the gross sales base for percentage rent for the second 5 years would be $1,200,000.

A percentage rent of 10% of the annual gross sales in excess of the gross sales base for each year of the second five years will also be due annually, the same as is set forth above for the first 5 years for percentage rents.

THIRD 5 YEARS (BEGINNING DECEMBER 1, 2007 AND ENDING NOVEMBER 30, 2012.)

The fixed annual and monthly rent for the third 5 years will be equal respectively to the average annual and monthly total rent (base and percentage rent) paid over the second 5 years, calculated the same as is shown by the examples set forth above for the first 5 years.



                                Page 3                                  12/11/97

A percentage rent of 10% of the annual gross sales in excess of the gross sales base for each year of the third five years will also be due annually, the same as is set forth above for percentage rents.

FOURTH 5 YEARS (BEGINNING DECEMBER 1, 2012 AND ENDING NOVEMBER 30, 2017.)

The fixed and percentage rent for the fourth 5 years will be the greater of:

      (a) A fixed annual and monthly rent equal respectively to the average annual and monthly total rent paid over the third 5 years, calculated the same as set forth, by example, above, together with percentage rent of 10% of the annual gross sales in excess of the gross sales base for each year of the fourth five years, also be due annually, the same as is set forth above for percentage rents, or

      (b) a fixed annual and monthly rent and an annual percentage rent set forth on the following table:



Number of    On Lease     Fixed "Base"  Fixed "Base"     Gross
Lease year  year ending      rent          rent        sales base   % rent over
completed   November 30    (Annual)     (Monthly)       for %rent       base
---------   -----------    --------     ---------       ---------       ----
    16       2013         $125,000     $10,416.67        $1,250,000      10%
    17       2014         $125,000     $10,416.67        $1,250,000      10%
    18       2015         $125,000     $10,416.67        $1,250,000      10%
    19       2016         $125,000     $10,416.67        $1,250,000      10%
    20       2017         $125,000     $10,416.67        $1,250,000      10%


FIRST 10 YEAR OPTION BEGINNING DECEMBER 1, 2017

The fixed and percentage rent for the first 10 year option period will be the greater of:

      (a) A fixed annual and monthly rent equal respectively to the average annual and monthly total rent paid over the 5 years immediately prior to the start of the option period, calculated the same as set forth, by example, above, together with percentage rent of 10% of the annual gross sales in excess of the gross sales base for each year of the option period, also due annually, the same as is set forth above for percentage rents, or

      (b) a fixed annual and monthly rent and an annual percentage rent set forth on the following table:

                                Page 4                                  12/11/97


Number of    On Lease     Fixed "Base"  Fixed "Base"     Gross
Lease year  year ending      rent          rent        sales base   % rent over
completed   November 30    (Annual)     (Monthly)       for %rent       base
---------   -----------    --------     ---------       ---------       ----
   All        years       $175,000      $14,583.33      $1,750,000      10%


SECOND 10 YEAR OPTION BEGINNING DECEMBER 1, 2027

The fixed and percentage rent for the second 10 year option period will be the greater of:

      (a) A fixed annual and monthly rent equal respectively to the average annual and monthly total rent paid over the 5 years immediately prior to the start of the option period, calculated the same as set forth, by example, above, together with percentage rent of 10% of the annual gross sales in excess of the gross sales base for each year of the option period, also due annually, the same as is set forth above for percentage rents, or

      (b) a fixed annual and monthly rent and an annual percentage rent set forth on the following table:





Number of    On Lease     Fixed "Base"  Fixed "Base"     Gross
Lease year  year ending      rent          rent        sales base   % rent over
completed   November 30    (Annual)     (Monthly)       for %rent       base
---------   -----------    --------     ---------       ---------       ----
   All        years         $200,000    $16,666.67     $2,000,000      10%


      Tenant's obligations respecting percentage rents and related matters shall also include the following:

       a) On or before the 25th day after the expiration of each three-month's period, tenant shall submit to landlord a statement signed by an officer of tenant showing, in reasonable detail, the amount of gross sales (as defined below) in, at, on, or from the leased premises during the preceding three-month period. Within thirty (30) days after the end of each lease year, tenant shall deliver to landlord a statement of gross sales (as defined below) made in, at, on, or from the leased premises for such lease year, bearing the certification of an officer of tenant that the statement truly reports tenant's gross sales (as defined below). Tenant shall simultaneously with the delivery of said statement, make payments of any percentage rent due for such lease year.

                                Page 5                                  12/11/97

       b) Each lease year, except the first lease year, shall begin on the first day of December of the year in question and end on the last day of November of the next succeeding calendar year.

       c) Each lease year during the term hereof shall be considered as an independent accounting period for the purposes of computing and determining the amount of percentage rent if any payable hereunder. The amount of gross sales in any lease year shall not be carried over into any other lease year.

       d) The first lease year shall begin on the date (in November 1997) when the landlord turns possession of the leased premises over to the tenant. The parties will at that time calculate the fixed rent due at $273.97 per day ($100,000/365) to be paid by the tenant in advance for November. The gross sales for any time in November 1997 when the tenant is in possession of the leased premises shall be added on to gross sales for the 12 months ending November 30, 1998, and the fixed rent paid for any portion of November, 1997, shall be added to the gross sales base for year number 1 in the table appearing above and the additional percentage rent due on or before December 31, 1998 shall be calculated accordingly to include a percentage rent on gross sales for November 1997 as well as on the 12 months ending November 30, 1998.

       e) The term "gross sales" shall in general mean and include all revenues received from or generated by any use of the premises that is permitted hereunder and Gross sales" shall in all events include and be defined to include all gross paid box office receipts, including the amounts actually paid by patrons of all of the theaters at the leased premises for admission thereto, less any admissions taxes paid by such patrons included in the admission prices and which taxes are to be transmitted to any governmental authority or collector entitled to receive payment thereof. (However, tenant shall not deduct any corporate income, gross receipts or franchise or property tax imposed on tenant or its income in determining gross box office receipts.) "Gross sales" shall also include any amounts received for passes for admission to the said theaters "Gross sales" shall also include money received from the sale of candies, confections, beverages, popcorn, food products, souvenir programs, souvenir books, cigarettes, tobacco and such merchandise, novelties, records, compact disks, videos, and tapes on or from the premises, including any admissions or other revenues generated from or on the premises or from their use for any private parties such as birthday parties for children or private screenings and gross sales shall also include any revenues generated by onscreen or on premises advertising time or space sold or permitted by tenant on or about the premises. There shall be excluded from gross sales any sums collected and paid out for any sales tax or tax based upon the sale or sales of merchandise and required by law, whether now or hereafter in force to be paid by a seller or collected from

                                Page 6                                  12/11/97
            its customers to the extent that such taxes are to be charged separately and to be remitted by seller or seller's agent to the taxing authorities.

       f) Tenant shall and hereby agrees to keep in the leased premises during the term thereof, for a period of two (2) consecutive years following the end of each lease year, a permanent, complete and accurate record of all gross sales of merchandise and services, as heretofore defined, and all revenue derived from business conducted on or from the leased premises for such lease year. The tenant further agrees to keep, retain and preserve for at least one (1) year after the expiration of each lease year all original sales records and all original sales records and sales slips or sales records and all original sales records and sale slips or sales checks and other pertinent original sales records from any use of the premises and to install and use exclusively accurate non-reset/able cash registers or other modern systems within the leased premises which shall show, record and preserve, in complete detail, all items making up any revenues or receipts generated at or from the premises, whether contended by tenant to be gross sales as defined above or not. All such records, including sales tax reports and business and occupation tax reports, shall be open to the inspection and audit of landlord and its agents at all reasonable times during ordinary business hours, excluding only those tax returns prepared on a consolidated basis with any other operation not subject to this lease.

       g)   The tenant shall also submit to landlord on or before the thirtieth
            (30th) day following the end of each lease year at the place then fixed for the payment of rent, a complete audited statement made and certified by duly authorized officer of tenant, showing accurately and in reasonable detail the amount of gross sales made by tenant, and its subleases, concessionaires, or licensees, if any are permitted-- see hereinafter below--, upon, within, from or at the leased premises during the preceding lease year or fractional lease year, if any, and shall submit on or before the 30th day following the expiration or termination of the term a like statement covering the preceding lease year, or fractional lease year, if any.

       h) The receipt by landlord of any statement or any payment of percentage rent for any period or the failure of landlord to make an audit for said period shall not bind landlord as to the correctness of the statement or the payment, nor bar landlord from collecting at any time thereafter the percentage rent due for said period. If any audit by landlord or its agents of tenant's records shall reveal a deficiency in any payment of percentage rent, tenant shall forthwith pay to landlord the amount of the deficiency together with interest at the rate of twelve (12%) percent per annum from the date when said payment should have been made, together with the reasonable cost of such audit.

       i) It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between landlord and tenant, or between landlord and



                                Page 7                                  12/11/97
            any other party, or cause landlord to be responsible in any way for the debts or obligations of tenant, or any other party, and neither party shall hold out to any person that any such partnership or joint venture exist between the leased premises and the tenant.

       j) The tenant shall not, without the prior express written consent of the landlord, which consent shall not be unreasonably withheld, authorize, license, sub-let, grant any concession, or otherwise permit any use of the premises to any person or entity, which allows the person receiving the license, sublet, or grant, etc., to commercialize the premises or any part of same, even if such use is otherwise permitted under this lease and all such uses as are permitted by this lease are permitted only to the tenant. NOTWITHSTANDING the above, the tenant expressly agrees that any consent of the landlord to any such license, sub-let, grant etc., hereunder shall require and be deemed to require that the person or entity receiving such license, sub-let, or grant, etc., shall submit and agree to the same terms and definitions as are set forth above all to the extent necessary so that the said person or entity shall owe a percentage rent of 10 % of its gross sales to the landlord and so that the gross sales of said person or entity from, by, or at the premises, shall be also deemed hereunder to be the gross sales of the tenant, as and when earned or realized by said person or entity, and so that both the tenant and said person or entity shall be jointly and severally liable to the landlord for the payment of additional percentage rent due on same.

       k) In the event that there are any gross sales or other revenues earned or realized by the tenant or any person or entity acting under a license, sub-let, or grant, etc., as is set forth above BUT WITHOUT THE CONSENT OF THE LANDLORD and/or there are any gross sales or other revenues generated, earned, or realized by the tenant at, from, or on the premises, by a use of the premises NOT PERMITTED BY THIS LEASE, then notwithstanding that same has been a breach of this lease by the tenant, the tenant shall nonetheless have the same additional percentage rent obligations as are set forth in this lease and rider with respect to said gross sales or other revenues as though said gross sales or other revenues were permitted hereunder and said gross sales or other revenues shall be added to any reports otherwise called for, records kept with respect to same, and 10% of same will be due to the landlord, all as though they were consented to hereunder.

8. CONTINUOUS OPERATION. Tenant shall, during the term of this Lease, continuously use the demised premises for the purpose stated in this Lease, carrying on therein Tenant's business undertaking diligently, assiduously and energetically, including both the showing of motion picture films and also including the operation of a food concession stand as is customarily provided at movie theatre operations. Tenant shall keep the premises open and available for business activity therein during all usual days and hours for theatres except when


                                Page 8                                  12/11/97
      prevented by strikes, fire, casualty or other causes beyond Tenant's reasonable control.

9. ALL PAYMENTS UNCONDITIONAL. Tenant will pay all rent and additional rents when due, without any setoff or deduction whatsoever. Any payment to or receipt thereof by Landlord of any amount less than the full amount to which Landlord claims it is entitled shall not be a waiver of any kind, or a settlement or satisfaction of the rents or other amounts claimed due, notwithstanding any statement or condition on any paper accompanying the payment or on any check or payment instrument even if same is endorsed by landlord, but Landlord shall be deemed to have accepted said payment without prejudice to all rights landlord may have to collect the full balance claimed due, as well as to have maintained all other rights available to landlord by law and under this lease agreement, and not to be subject to the condition offered with the payment, unless by separate writing the landlord expressly agrees to accept the condition or make the waiver or settlement claimed.

10. HOLDOVERS. In the event the Tenant does not surrender the premises at the end of the term of this lease but holds over without the prior written consent of landlord, Tenant shall be obliged to perform all of the obligations of the Tenant as are stated throughout this lease except that the fixed rent and additional percentage rent shall be double the amount and percentage obligations called for and the percentage rent shall be due monthly on a prorated monthly basis and the tenant shall also be liable to landlord for all such damages as the law shall allow.

11. ALL RENTS DUE IF TENANT QUITS PRIOR TO END OF TERM. In the event that Tenant, without written consent of Landlord, vacates demised premises before expiration of said term, all fixed rent and all additional rents and charges, including percentage rent for the current term, prorated for the portion of the lease year then remaining, shall then and thereupon become at once due and payable as if originally so provided herein. Notwithstanding that the entire unpaid rent called for will be due and owing, the tenant shall receive offsets for any funds received by the landlord in mitigation of landlord's damages, but only if and when and as such funds in mitigation of landlord's damages are actually received by the landlord.

12. LEASE PROVISIONS NOT TO BE STRICTLY CONSTRUED TO DETRIMENT OF LANDLORD. This lease shall not be construed against the Landlord, but rather shall be fairly and reasonably interpreted as having been mutually agreeable to all parties all of whom had equal bargaining strength and the representation of counsel.

13. LEASE REMEDIES CUMULATIVE. No remedy or election given by an provision in this lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies in law or equity unless otherwise specifically provided.

14. LIMITED LIABILITY OF LANDLORD. Tenant agrees that the liability of landlord under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the demised premises shall be limited to landlord's interest in the building of which the demised premises forms a part, and in no event shall tenant

                                Page 9                                  12/11/97
      make any claim against or seek to impose any personal liability upon any individual, general or limited partner of any partnership, or principal of any firm or corporation or member of any company that may now be or hereafter become the landlord.

15.   COMPLIANCE WITH  ENVIRONMENTAL  LAWS AND REGULATIONS.  Tenant at all times shall comply, at tenant's sole cost, with all provisions of all environmental protection laws as are applicable to tenant and tenant will at no time use the leased premises in any way that creates liabilities or incurs any cost or increase in cost for the landlord on account of any environmental law or regulation, including but not limited to the industrial site Recovery Act (ISRA). N.J.S.A. 13:1 Keg et seq. and the regulations promulgated thereunder. Tenant shall -- --- indemnify, defend and save harmless landlord from liability from all fines, suits, procedures, claims and actions of any kind, including all reasonable attorneys' fees and costs of experts arising from or relating to any act of the tenant in violation of tenant's obligations agreed to hereinabove. The tenant agrees to provide the landlord, at no cost to landlord, such estoppel certificates and affidavits as are requested by landlord as to the non use of any hazardous substances in violation of the tenant's obligations hereunder and as to any other such matter as is reasonably requested by landlord with respect to the tenant's obligations hereunder. The tenant's obligations hereunder shall survive any termination of this lease.

16. SUBORDINATION TO MORTGAGES. Notwithstanding the subordination of this lease to any mortgage as is set forth hereinelsewhere, the tenant's right to possession of the premises shall not be disturbed if the tenant is not in default under this lease and as long as the tenant shall attorn to and pay the rents and other amounts required to be paid, to the landlord or to the landlord's successor in interest as same are due pursuant to the terms hereof, whatever the case may be, provided only that the Lease is not otherwise terminated pursuant to its terms.

17. DOCUMENTS REQUIRED IN A CONDEMNATION. If tenant shall fail to execute such instruments as may be required to landlord under paragraph 12th of the lease, or to undertake such steps as may be requested as therein stated, within ten (10) days of written notice from landlord, landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of tenant to execute such instruments and undertake such steps in as herein stated in and on behalf of tenant. It is agreed and understood, however, that landlord does not reserve to itself, and the tenant does not assign to landlord, any damages payable for trade fixtures installed or purchased by tenant at its own cost and expense and which are not part of the realty, also referred to hereinelsewhere as the tenant's property. Notwithstanding anything herein to the contrary, landlord shall allocate to tenant out of landlord's condemnation award an amount reasonably related to tenant's fair share of any alterations permitted hereinafter.
      If the parties cannot agree on the amount to be allocated to tenant at such time, this issue shall be submitted by the parties to arbitration for resolution. Nothing herein contained shall prevent tenant from pursuing any separate relocation assistance award to which tenant is entitled under applicable law.

                                Page 10                                 12/11/97

18. BUILDING REGULATIONS. The landlord reserves the right from time to time to promulgate and/or revise such reasonable building regulations as he shall, in his sole good faith discretion, see fit with regard to access and common areas, etc., of the building of which the leased premises form a part. The tenant agrees to comply with all such reasonable regulations on notice to him. No such rule or regulation shall restrict the access of the public to the theatre or theatre facilities without the prior consent of the tenant, which shall not be unreasonably withheld.

19. OTHER TENANTS ACTS. Notwithstanding any provisions of this lease to the contrary, the landlord shall not have any liability to the tenant, for damages or otherwise, on account of any violation of any such regulations nor on account of any violations of any provision of any lease or agreement with any other tenants of the building.

20. ASSIGNMENT OR SUBLET. The landlord's consent to an proposed assignment or sublet shall not be unreasonably withheld, provided first that:

       a) All covenants, agreements, and obligations of the lease imposed on the tenant shall have been fully complied with and current at the date landlord's consent is requested, and no breach thereof can be anticipated.

       b) The proposed assignee/subtenant establishes to the landlord, to a reasonable certainty, that he has the business, legal, and financial ability to perform satisfactorily all of the tenant's obligations under the lease.

       c) In the event such assignment or sublet is permitted, the same shall be evidenced in writing, properly executed and acknowledged by both assignee/subtenant and assignor, in which writing the assignee/subtenant shall expressly accept, assume and agree to perform for landlord's benefit all the terms, conditions and limitations contained in the lease.

       d) It is further understood that in the event of any assignment or sublet of the premises, the tenant assigning or subletting the lease (the "original tenant") shall NOT be relieved or discharged from the performance of any covenants, agreements or obligations imposed on any tenant under the lease and the original tenant shall stand as co-obligor, co- and jointly liable with any new tenant (assignee or subtenant), with respect to all covenants, agreements, liabilities and obligations whatsoever imposed by the lease on any tenant, including the obligations of tenant under any renewal term EXCEPT that tenant's liability under this sub-paragraph shall cease upon the end of the fifth year from the date of any assignment or sublet permitted hereinabove PROVIDED the lease is then current as to all tenant obligations.

       e) The tenant shall pay to landlord, as additional rent, the reasonable costs and fees incurred by landlord in reviewing any request by tenant for landlord's consent hereunder.


                               Page 11                                 12/11/97

      Any transaction involving tenant such that there is a change in the voting control of the tenant will be deemed an assignment of this lease requiring the consent of the landlord and subject to the above.

21. RIGHT OF FIRST REFUSAL AFTER BANKRUPTCY, ETC. In the event that there is any transfer by operation of law of the tenant's interest in this lease as may occur by the filing of any petition in bankruptcy or other insolvency proceeding, or if there is any such filing and the tenant remains a debtor in possession, then the landlord shall have the right of first refusal to meet the terms of any offer of purchase of the tenant's interest in this lease and to additionally purchase any of tenant's theatre equipment and fixtures, as are described hereinelsewhere above, as may be subject to any proposed offer of purchase. The terms of landlord's right of first refusal hereunder are as appear on Exhibit B. attached. The granting of this right of first refusal shall not be a waiver by the landlord of any right he may otherwise have to terminate the lease in the event of any default nor shall it be a waiver by landlord of any other rights or remedies he may have under this lease, but it shall be a right he shall have in addition to any such other rights and remedies. Any purchase he shall make pursuant to his right of first refusal shall not be a waiver of or otherwise reduce any amount which tenant may otherwise owe to landlord hereunder.

22. LATE CHARGE. Tenant shall pay to landlord a sum equal to 5% (five per cent) of any rental payment and/or any other payment as set forth and due hereunder as a late charge for any such payment not received by the landlord within 10 (ten) days of the date same shall become due.

23. INCREASED SECURITY DEPOSIT. The parties acknowledge that the security required herein is equal to 2 (two) months monthly fixed rent. As the monthly fixed rents increase according to the terms hereof, the security shall be increased accordingly, without demand by the landlord for same, and such additional security shall be due and payable with the first payment of any increased monthly fixed rent called for hereunder.

24. REPAIRS AND MAINTENANCE BY TENANT. The Tenant shall at its sole cost be responsible for all interior maintenance and repair of the premises, including the maintenance and repair of all interior building components, walls, windows, floors, rest rooms, fixtures, equipment, improvements, and systems, including all heating, ventilating, air conditioning, electric, gas, plumbing, or other systems serving the building (excluding only structural repairs to load bearing walls and repairs to the roof, and further excluding such of the abovementioned as is otherwise in the exclusive possession and control of the tenant of the store premises, all as hereinelsewhere noted), and including all of the tenant's theatre equipment and fixtures, and without limiting the above, the tenant agrees at its sole cost to:

       a) Maintain all such equipment, fixtures, improvements, systems, etc., as abovementioned, regardless of whether same is the property of the tenant

                                Page 12                                 12/11/97
           or not, in good repair, painted, and in a sanitary, neat and clean appearance, free of any infestation

       b) Maintain and use all plumbing, electric, and other facilities safely and in the way for which they were intended
       c) Promptly notify the Landlord of conditions which need repair beyond routine maintenance and promptly execute repairs which are the responsibility of the Tenant.

      In addition to the above the tenant shall be responsible for, at tenant's sole cost, and the tenant shall promptly perform or see to the maintenance of the marquee and other exterior signs utilized by tenant and for the condition of the sidewalks serving the building other than, but supplementing, the snow and ice removal services contracted for by landlord, as is set forth below. It shall be the tenant's obligation to provide though its own employees such additional and ancillary snow and ice removal from the sidewalk and exterior areas serving the theatre as shall be reasonable and necessary to provide safe passage for persons using same.

25. LITTER AND TRASH REMOVAL. In addition to the above, the tenant shall avoid littering on the building grounds, including but not limited to any littering by the Tenant's employees, agents, customers, or other invitees or licensees and the tenant shall be responsible for proper disposal of its garbage, trash, debris, end product, by product or other waste, etc. in a proper manner, complying with all applicable municipal or building rules and regulations, with respect to same and not permit the blowing or release of litter or rubbish from the premises or from tenant's trash containers or the spoilage of any trash therein and position same on the premises so as not to obstruct any other permitted use of premises.

26. REPAIRS AND MAINTENANCE BY LANDLORD AT LANDLORD'S COST. At landlord's own cost, unless the need for said repairs was caused by tenant's misuse, or the misuse of any of its agents, employees, representatives, visitors, deliverymen, customers, invitees, or licensees., the landlord shall maintain and make all structural repairs to loadbearing walls of the building. The landlord shall have no other repair or maintenance costs that it shall bear.

27. REPAIRS AND MAINTENANCE BY LANDLORD AT A COST TO BE ALLOCATED. At a cost to be allocated 94.8% (ninety four point eight percent) to tenant as is set forth hereinelsewhere above, the landlord will make all repairs and do all maintenance required for the exterior of the building of which the leased premises are a part, including painting and roof repairs and including sidewalk snow and ice removal contracting as is set forth below and also including all driveway, parking, or other blacktop replacement and repairs, but excluding the marquee and other tenant signs, The landlord shall be deemed to discharge his obligations for the above and for any repair and maintenance obligations he has under this lease if he shall engage the services of any reputable independent contractor regularly engaged in providing the services requested. The landlord shall have no liability to the tenant for any failure or negligence of any contractor to fulfill his


                                Page 13                                 12/11/97
      contractual obligations to the landlord, but the tenant shall and is hereby deemed to be an intended third party beneficiary of any contract with any such third party. The cost of any such contract with any third party shall be allocated to the tenant, as is set forth above, but the landlord shall not be entitled to any override or overhead charges associated with any of the landlord's repair and maintenance obligations as are performed by third parties and the landlord shall pass on to tenant, to be allocated as is set forth below, only the actual cost to landlord of discharging said obligations.

28. HEAT AND UTILITIES. The tenant shall supply its own heat to the building and keep the heating system and other systems providing same in good working order. THE TENANT HEREBY AGREES THAT IT WILL CONTINUE TO SUPPLY HEAT AND COLD WATER FOR THE ENTIRE BUILDING AS SAME IS REASONABLY REQUIRED, INCLUDING HEAT AND COLD WATER AS MAY BE USED OR REQUIRED BY THE TENANT OF THE STORE PREMISES NOT PART OF THE LEASED PREMISES HEREUNDER. The landlord agrees to reimburse the tenant 5.2% (five point two percent) of the costs of supplying same as are paid by tenant to third party utilities, as same are submitted by tenant to landlord, in any reasonable manner as the parties work out. The parties acknowledge that the boiler providing heat to the non-theatre store premises heats only those premises but is located n the basement of the building otherwise part of the leased theatre premises. The tenant will have no obligation to maintain said boiler, but the tenant shall allow access to same, at all times reasonable, to allow for its maintenance and repair. The tenant and the store premises tenant will, other than for gas for the building boiler and water for the building, have separate hook ups and each will have its own separate account, for all other utilities serving the building.

29. FIRE AND OTHER INSURANCE. The landlord will obtain a policy or policies of insurance covering the building of which the leased premises are a part and insuring same against fire and other hazards in such amounts as are commercially reasonable and the tenant will pay the landlord 94.8% (ninety four point eight percent) of the costs of obtaining said policies, as a building cost to be paid by tenant hereunder. Said insurance will contain rent interruption coverage, payable to the landlord, for any period in which the rent hereunder is otherwise suspended due to fire or other loss. The tenant will similarly insure its own property in the building, including its own theatre equipment and fixtures as are defined hereinelsewhere above, at its own cost, adding whatever additional coverage it sees fit for business interruption, the proceeds of which additional coverage will be its to keep in all events. The parties will coordinate their efforts in obtaining such insurance, either from the same carriers, or waiving subrogation where same can be done if from different carriers.

30.   PROPERTY TAXES.

       a) Tenant covenants and agrees to pay as additional rent its proportionate share of all real estate taxes, assessments, water rates and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind or nature




                                Page 14                                 12/11/97
            whatsoever, including, but not limited to assessments for public improvements or benefits which shall be laid, assessed, levied or imposed upon and become due and payable, and a lien upon the land and building of the demised premises for any and all tax years during the term hereof (all of which real estate taxes, assessments, charges, levies or other governmental charges are referred to as "taxes"). The sum of the taxes assessed against the building for any tax year during the term hereof shall be deemed to be the taxes assessed against the building for said tax year and the tenant's proportionate share of same shall be 94.8% (ninety four point eight percent).

       b) From the commencement date hereof and thereafter, during each period during which real estate taxes are being paid by landlord based on preliminary tax bills, tenant shall pay to landlord, on the first day of each and every month during such period, 1/12th (one twelfth) of tenant's proportionate share of the annualized preliminary applicable taxes then being paid by landlord. Upon receipt by landlord of final real estate tax bills or bills for additional taxes or assessments, tenant shall pay to landlord any unpaid portion of its pro rata share of such taxes in equal monthly installments on the first day of each and every month during the balance of the calendar year.

       c) All real estate taxes which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between landlord and tenant in accordance with the respective number of months during which each party shall be in possession of the demised premises in said respective tax year.

       d) If landlord shall obtain a remission or a refund of all or any part of the real estate taxes heretofore paid by tenant for any year, landlord shall promptly refund to tenant (or credit tenant with) its proportionate share of such remission or refund, after deduction of all expenses incurred in connection therewith.

       e) If at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed or imposed, there is imposed (i) a tax, assessment, levy, imposition or a charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the premises and imposed upon the landlord, or (iii) a license fee measured by the rent payable under this lease, then all such taxes, assessments, levies, impositions and charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by the tenant pursuant to this paragraph and the tenant shall pay and discharge the

                                Page 15                                 12/11/97
            same as herein provided in respect of the payment of general real estate taxes and assessments.

31. PAYMENT OF BUILDING COSTS. With respect to all items due from the tenant to the landlord hereunder and referred to as "building costs," consisting generally of maintenance and insurance, property taxes, and such other items as are similar thereto, all such items shall be additional rent due hereunder. Unless payment is specified to be otherwise elsewhere in this lease, they shall in each instance be due and promptly paid by the tenant when proof of payment by the landlord is presented to the tenant, no later than the first day of the month following the month of presentation by the landlord, provided that the tenant shall have at least 15 days notice of same.

32. PERMITS AND CERTIFICATE OF OCCUPANCY. Upon signing of this lease, the tenant shall apply for and pay all costs related to obtaining any business permit necessary to operate the premises as a movie theatre with a food concession and take such steps as are otherwise required to continue under the existing Certificate of Occupancy or to obtain a new one, whichever the case may be.

33. ALTERATIONS. Provided the lease is then current as to all tenant obligations, the consent of the landlord to alterations, additions or improvements requested by tenant shall not be unreasonably withheld. Any such alterations, additions or improvements must be done in a workmanlike manner in keeping with all building codes and regulations and in no way harm the structure of the leased premises. At the expiration of this Lease or any extension thereof, tenant, at its expense, upon written request from landlord must restore the leased premises to their original condition, except as to those alterations which shall have been permitted by landlord in writing to remain. The landlord reserves the right, before approving any such alterations, additions or improvements to require the tenant to furnish him a good and sufficient bond, conditioned that it will save landlord harmless from the payment of any claims either by way of damages or liens. All of such alterations, additions or improvements as shall be permitted by landlord shall be made solely at the expense of the tenant; and the tenant agrees to protect, indemnify and save harmless the landlord on account of any injury to third persons or property by reason of any such alterations, additions or improvements, and to protect, indemnify and save harmless landlord from the payment of any claim of any kind or character and account of bills for labor or material in connection therewith.

34. CURE PERIODS. In the event of any default in the payment of any rent or any charge characterized as rent and called for hereunder, the tenant shall have a period of 10 (ten) days after the receipt of notice of

                                Page 16                                 12/11/97
      said default in which to cure same by payment in good funds of the amount stated as due in said notice, said payment to be received by the landlord at landlord's address within said 10 (ten) day period.

      In the event of any default of any obligation of tenant not calling for a payment by tenant to landlord, the tenant shall have 30 (thirty) days after receipt of notice of said default in which to cure same, which 30 (thirty) days shall be extended as is reasonably necessary, if cure would reasonably require more than 30 (thirty) days PROVIDED that cure is commenced within said initial 30 day period and FURTHER PROVIDED the tenant is not in default in any other obligations of tenant under the lease.

35. NOTICES. Any notice otherwise permitted or called for under this lease sent certified mail, return receipt requested, shall be deemed received on the third day after the post mark of said notice.

36. FIRST 10 YEAR RENEWAL OPTION. Provided that the tenant has faithfully performed all of the terms, covenants and conditions of this lease during the initial 20 year term, the tenant shall have the option to extend this lease for an additional 10 years beginning December 1, 2017, provided further that tenant gives notice of its election to do so to the landlord, in writing, not later than 12 (twelve) months next proceeding the end of the first term of the lease but not sooner than 24 (twenty-four) months next proceeding end of the first term of the lease. The additional ten year term shall also be referred to as "the first 10 year option period."

      The rent for each year of the first 10 year option period shall be as is set forth hereinelsewhere above. All other terms and provisions of this lease shall be extended and bind the parties during the first 10 year option period, all applied consistently with their application during the original term of the lease, except that there shall be only one additional 10 year option to renew this lease, as is set forth below.

37. SECOND 10 YEAR RENEWAL OPTION. Provided that the tenant has faithfully performed all of the terms, covenants and conditions of this lease during the first 10 option period, the tenant shall have the option to extend this lease for an additional 10 years beginning December 1, 2027, provided further that tenant gives notice of its election to do so to the landlord, in writing, not later than 12 (twelve) months next proceeding the end of the first 10 year option period but not sooner than 24 (twenty-four) months next proceeding the end of the first 10 year option period. The second additional ten year term shall also be referred to as "the second 10 year option period."

      The rent for each year of the second 10 year option period shall be as is set forth hereinelsewhere above. All other terms and provisions of this lease shall be extended and bind the parties during the second 10 year option period, all applied consistently with their application during the First 10 year option period, except that there shall be no further option to extend this lease beyond the end of the second 10 year option period.



[SIGNATURES AND INCORPORATION OF EXHIBITS ON NEXT PAGE]




                                Page 17                                 12/11/97

IN ADDITION TO THE ABOVE, THE PARTIES HEREBY INCORPORATE BY REFERENCE AS THOUGH SATED VERBATIM:

      EXHIBIT A: ALLSTATE FORM 255 AS MARKED AND SIGNED
      EXHIBIT B: RIDER ATTACHMENT, AS SIGNED

TENANT:  CCC BELLEVUE CINEMA CORP.

by   /s/ A. Dale Mayo   President
     -----------------------------


LANDLORD

/s/ Jesse Y. Sayegh
--------------------
JESSE Y. SAYEGH

                                Page 18                                 12/11/97

                                                                       EXHIBIT A



                    RIDER TO LEASE OF DECEMBER 1997 BETWEEN:
                           JESSE Y. SAYEGH, LANDLORD
                                       AND
                       CCC BELLEVUE CINEMA CORP., TENANT


Repairs and Care

      2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

Glass, etc. Damage Repairs

      3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

Alterations Improvements

      4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Signs

      5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Utilities

      6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

Compliance with Laws etc.

      7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Liability Insurance and Indemnification

      8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $2,000,000. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

Assignment

      9th: The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof. See main body of lease and attachment.

Restriction of use

      10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

Mortgage Priority

      11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly. See main body of lease and attachment.

Condemnation and Eminent Domain

      12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

 Fire and other Casualty

      13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such
insurance   carriers   shall  have  no  recourse   against  the   Landlord   for
reimbursement.

Reimbursement of Landlord

      14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rend due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Inspection and Repair

      15th: The tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to Exhibit

      16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after six months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.


Increase of Insurance Rates

      17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

Removal of Tenant's Property

      18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Remedies upon Tenant's Default

      19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess end enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination on Default

      20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

Non-Liability of Landlord

      21st: The shall not be liable for any damage or Landlord injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

 Non-Waiver by Landlord

      22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

Non-Performance by Landlord

      23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity of Lease

      24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices

      25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and Quiet Enjoyment

      26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceable and quietly have, hold and enjoy the leased premises for the term aforementioned.


Entire Contract

      27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Mechanics' Liens

      29th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.


Waiver of Subrogation Rights

      30th: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

Security

      31st: The Tenant has this day deposited with the Landlord the sum of $NONE as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.







Conformation with Laws and Regulations

      The Landlord may pursue the relief or remedy sought in anyinvalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.


SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF                                /s/ Jesse Sayegh
OR ATTESTED BY                                   ------------------------------
                                                 Landlord

                                                 /s/ CCC Bellevue Cinema Corp.
                                                 -------------------------------
                                                 Tenant

                                                 By /s/ A. Dale Mayo
                                                 -------------------------------
                                                  A. Dale Mayo, Pres.

                                                                       Exhibit B

Rider Attachment to
Lease between Jesse Y.  Sayegh and
CCC Bellevue Cinema Corp

December 12, 1997

Notwithstanding anything in the lease rider to which this document is attached to the contrary, the parties agree as follows:

1. The landlord represents that a theatre has been operated from the premises since he has owned them (December 1996) without interference by any person claiming any easement or rights of way and that attached is a copy of a survey of the premises of which the theatre is a part which he received from his predecessor in title, showing what he believes to be the case, namely that his building and improvements cover almost all of the real estate he owns and that most if not all of any public right of way is adjacent and not on his property.

2. With respect to any environmental contamination which may be found on the premises at any time after the lease is signed:

a) As to any contamination that is subject to the landlord's right to indemnification from his predecessor in title-- United Artists--, disclosed elsewhere, the landlord will indemnify and hold tenant harmless the same as United Artists has indemnified him and remove any asbestos exposing employees, customers, or others, to acceptable DEP standards.

b) As to any contamination the existence of which can be determined to have predated the occupancy of the premises by the tenant, the tenant shall have no obligations with regard to the cost of the clean-up of same or for whatever other compliance is required under law.

c) As to any contamination the existence of which cannot be determined to have predated the occupancy of the premises by the tenant, the landlord shall have the primary obligation to remedy same and the right to control all steps taken in compliance therewith, but all costs of said remediation and compliance shall be passed through to the tenant as a building cost and the tenant shall pay its proportionate 94.8% (ninety four point eight percent) of same. The landlord shall keep the tenant fully apprised as to all remediation and compliance undertaken, in advance wherever possible, and provide the tenant with copies of all correspondence, notices, reports, and other communications and afford


                                Page 1 of 3                           12/11/97
the tenant the opportunity to participate in or attend all meetings or proceedings with respect thereto.

      Any dispute as to the dating of any contamination or as to any other matter pertaining to remediation or compliance or the costs thereof shall be submitted by the parties to informal but binding arbitration.

3. There shall be no security deposit required of tenant.

4. Unrated movies may be exhibited.

5. The tenant may sell on screen advertising through unaffiliated third parties, for a commission or other consideration, and only the commission or other consideration and not the gross advertising revenues of the third party will be included in gross sales for the purposes of computing percentage rent owed.

6. With respect to roof maintenance, the landlord shall bear 100% of the costs of same for the first five years of the lease. The landlord and the tenant will divide the costs of same, 50% each, for the next five years. Thereafter the costs of same will be a building cost and the tenant will pay 94.8% (ninety four point eight percent) of same. NOTWITHSTANDING the above, the tenant will at no time have any obligation to be responsible for the structural repair of any roof member, the sole cost and obligation of which will be the landlord's EXCEPTING ONLY the cost of such repair for damage caused by acts otherwise stated to be a violation of this lease by tenant.

7. The tenant may mortgage, hypothecate, or collaterally assign this lease as security for tenant borrowing and the person or entity holding such interests as are created thereby, hereinafter referred to as "the tenant's lender ," on notice to landlord, shall be entitled to receive copies of all subsequent notices from landlord to tenant. The lender, upon any termination of the lease by landlord for failure of tenant to cure a default, shall also have an additional opportunity to cure the default or defaults covered by the notices, to wit, an additional 10 (ten) days to cure a payment default, and 30 (thirty) days to cure a non payment default, all in accord with the conditions and provisions as are set forth in the rider for cure by the tenant.


                                Page 2 of 3                            12/11/97

8. In the event the first lease year is more or less than 365 days, the parties will, upon signing of the lease, agree upon an example of the first lease periods percentage rent will be determined and called for that period, using the total base daily rent due for that period, at $273.97 ($100,000 divided by 365) times the number of days in the period, as the gross sales base for percentage rent for that period, and running the example to its conclusion.



TENANT:
CCC Bellevue Cinema Corp.


by   /s/ A. Dale Mayo         President
---------------------------------------

LANDLORD

/s/ Jesse Y. Sayegh
-------------------------
Jesse Y. Sayegh


                                Page 3 of 3                             12/11/97

         Bellevue Break Point - Year 1 (i.e. show year ending Nov. 30, 1998)



USS Dec 1-12                         365
                                     (12)
                                     ----


First year Rent per diem              352   days
                                     $273.97
                                     -------
1st year Base rent                   $96,440.96
                                        x 10
                                     -------
"Break-point" for 352 days
ending Nov. 30, 1998 per page 8,
sub P.  (d)                         $964,410.


                                                  CCC Bellevue/Sayegh